                                                                  EXHIBIT 10.16

         SECOND AMENDMENT AND CONSENT, dated as of February 25, 1998 (this "Amendment"), to the CREDIT AGREEMENT, dated as of September 23, 1997, as amended by the First Amendment and Waiver thereto, dated as of November 25, 1997 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"), among BELCO OIL & GAS CORP., a Nevada corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent").


                             W I T N E S S E T H :

                  WHEREAS, the Borrower intends to enter into a merger with and into Coda Energy, Inc. ("Coda"), a wholly-owned subsidiary of the Borrower (the "Coda Merger");

                  WHEREAS, upon the consummation of the Coda Merger, the Borrower shall be the surviving corporation and shall assume all of the liabilities and obligations of Coda and the Restricted Subsidiaries of the Borrower will guarantee, on a subordinated basis, obligations under the Coda Indenture (the "Coda Guarantees");

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders enter into this Amendment in connection with the assumption, by the Borrower, of the obligations of Coda under the Coda Indenture pursuant to a Supplemental Indenture, and in connection with the Subsidiary Guarantees, each of which will be entered into upon the consummation of the Coda Merger;

                  WHEREAS, pursuant to subsections 8.2(k), 8.2(h) and 8.4(c) of the Credit Agreement, certain terms of the Coda Indenture, as assumed by the Borrower, and the Coda Guarantees must be reasonably satisfactory to the Administrative Agent and the Required Lenders;

                  WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement and to consent to certain actions of the Borrower on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  (a) Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

                  (b) Amendments and Waiver to the Credit Agreement.

                  (A) Subsection 1.1. (i) Subsection 1.1 of the Credit Agreement is hereby amended to add the following definitions in their appropriate alphabetical order:

                  "`Coda Guarantees': the senior subordinated guarantees, by the Restricted Subsidiaries, of the Coda Notes pursuant to Article 11 of the Coda Indenture and the Third Supplemental Coda Indenture.

                  `Coda Indenture': that certain Indenture, dated as of March 18, 1996, among the Borrower (as successor to Coda by the Coda Merger), as issuer, its Subsidiaries, as subsidiary guarantors, and Texas Commerce Bank National Association, as trustee, relating to the Coda Notes, as supplemented by the Second Supplemental Coda Indenture and the Third Supplemental Coda Indenture.

                  `Coda Merger': the merger of the Borrower with and into Coda, with the Borrower to be the surviving corporation.

                  `Coda Notes': the 10-1/2% Senior Subordinated Notes of the Borrower (as successor to Coda by the Coda Merger) due 2006, issued pursuant to the Coda Indenture. `Guarantors': the Restricted Subsidiaries party to the Subsidiary Guarantee.

                  `Subsidiary Guarantee': any guarantee agreement, in form and substance satisfactory to the Administrative Agent, entered into by Restricted Subsidiaries of the Borrower pursuant to which such


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         Restricted Subsidiaries shall guarantee the Borrower's obligations under the Credit Agreement and the Loan Documents.

                  `Second Supplemental Coda Indenture': the Second Supplemental Indenture, to be dated as of the consummation of the Coda Merger, to the Coda Indenture, containing terms substantially similar to those contained in the draft distributed to the Lenders on February 20, 1998.

                  `Third Supplemental Coda Indenture': the Third Supplemental Indenture, to be dated as of the consummation of the Coda Merger, to the Coda Indenture, containing terms substantially similar to those contained in the draft distributed to the Lenders on February 20, 1998."

                  (ii) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Loan Documents" and "Loan Parties" in their entireties and substituting in lieu thereof the following in their appropriate alphabetical order:

                  "`Loan Documents': this Agreement, any Notes, the Pledge Agreement, the Subsidiary Guarantee and the L/C Applications.

                  `Loan Parties':  the Borrower, the Guarantors and the

         Pledgors."

                  (B) Section 5.22. Section 5 of the Credit Agreement is hereby amended by adding the following subsection 5.22 at the end of such Section:

                  "5.22 Coda Indenture. The execution, delivery and performance of the Loan Documents, the Extensions of Credit and the incurrence of Indebtedness hereunder and the use of the proceeds of such Extensions of Credit have not violated and will not violate any applicable provision of the Coda Indenture. The Notes and the Indebtedness evidenced hereby and thereby are "Senior Debt" and "Designated Senior Debt" as such terms are defined in the Coda Indenture, and the Guarantee Agreement is a "Senior Guarantee" as such term is defined in the Coda Indenture."

                  (C) Subsection 7.2(g). Subsection 7.2 of the Credit Agreement is hereby amended by adding the following paragraph (g) at the end of such subsection and changing the punctuation in such subsection accordingly:

                  "(g) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a certificate of a Responsible Officer stating that, to the best of such officer's knowledge, all Extensions of Credit made during such period were permitted to be incurred under Section 4.09 of the Coda Indenture, and setting forth in reasonable detail any calculations necessary to determine compliance with such covenant."


                  (D) Subsection 8.9(c). Subsection 8.9(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety.

                  (E) Section 9(i). Section 9(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting in lieu thereof the following:

         "(i) (i) The Pledge Agreement or the Guarantee Agreement shall cease, for any reason, to be in full force and effect or any Pledgor or Guarantor party to such Loan Document shall so assert in writing or
         (ii) the Lien created by the Pledge Agreement shall cease to be enforceable and of the same effect and priority purported to be created thereby; or"

                  (F) Subsection 11.13(d). Subsection 11.13(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting in lieu thereof the following:

         "(d) the Notes and the Indebtedness evidenced hereby and thereby are "Designated Senior Debt" as such term is defined in the Senior Subordinated Indenture and as such term is defined in the Coda Indenture, and the Guarantee Agreement is a "Senior Guarantee" as such term is defined in the Coda Indenture."

                  (G) Schedule. Schedule 5.15 attached to the Credit Agreement is hereby deleted and the Schedule attached hereto as Schedule 5.15 to this Amendment is inserted in lieu thereof.



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                  c. Consents pursuant to Subsections 8.2(k), 8.2(h) and 8.4(c)
                  of the Credit Agreement.
                  (a) The Administrative Agent and the Required Lenders hereby consent, pursuant to subsections 8.2(k) and 8.2(h) of the Credit Agreement, to the terms of the Coda Notes and the Coda Indenture.

                  (b) The Administrative Agent and the Required Lenders hereby consent, pursuant to subsection 8.4(c) of the Credit Agreement, to the subordination provisions of the Coda Guarantees.

                  d. Effective Date. This Amendment shall become effective (the "Amendment Effective Date") upon the satisfaction of the following conditions precedent: (a) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Administrative Agent, the Borrower and the Required Lenders, with a counterpart for each Lender; (b) the Administrative Agent shall have received a certificate of the Borrower attesting to the consummation of the Coda Merger and the execution of the Second Supplemental Coda Indenture; (c) the Administrative Agent shall have received the Subsidiary Guarantee, executed and delivered by a duly authorized officer of each of the Restricted Subsidiaries; (d) the Administrative Agent shall have received such legal opinions, in form and substance satisfactory to the Administrative Agent, in respect of any aspect or consequence of the transactions contemplated hereby as it shall reasonably request; and (e) the Administrative Agent shall have received such other documents, including certificates executed by a Secretary or an Assistant Secretary of the Loan Parties in form and substance satisfactory to the Administrative Agent, in respect of any aspect or consequence of the transactions contemplated hereby as the Administrative Agent shall reasonably request.

                  e. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the date hereof and as of the Amendment Effective Date: (a) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents (as amended on the date hereof) are true and correct on and as of the date hereof and as of the Amendment Effective Date (except to the extent that such representations and warranties are expressly made only as of an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date), and (c) after giving effect to the amendments and consents contained herein, no Default or Event of Default has occurred and is continuing on the date hereof or on the Amendment Effective Date.

                  f. Continuing Effect. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue to be and shall remain in full force and effect in accordance with their terms. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.

                  g. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  h. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  i. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel for the Administrative Agent with respect hereto.

                  [Remainder of Page Intentionally Left Blank]



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.





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                                           BELCO OIL & GAS CORP.


                                           By:
                                              ----------------------------------
                                              Title:



                                           THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and as a Lender


                                           By:
                                              ----------------------------------
                                              Title:


                                           CHRISTIANIA BANK OG KREDITKASSE ASA



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           CREDIT LYONNAIS NEW YORK BRANCH



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           DEN NORSKE BANK ASA



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           THE FUJI BANK, LIMITED



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           ROYAL BANK OF CANADA



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           THE SANWA BANK LIMITED



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           SOCIETE GENERALE, SOUTHWEST AGENCY



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title: